                                                                      EXHIBIT 99



FOR IMMEDIATE RELEASE                                    April 27, 2000
For further information contact
Richard L. Park, CFO
Local Financial Corporation
405-841-2298

                           LOCAL FINANCIAL CORPORATION
                          REPORTS FIRST QUARTER RESULTS


         OKLAHOMA CITY--Local Financial Corporation announced strong results for its first quarter of 2000 which ended March 31. Income before extraordinary item for the quarter equaled $6.0 million or $0.29 basic earnings per share compared to earnings per share of $0.25 for the same period last year, an increase of 16%. During this quarter, the Company purchased $32.1 million of Senior Notes which had been issued in connection with the Company's recapitalization in 1997. Although this action, reported as an extraordinary item, reduced net income for the quarter by 4 cents per share, it will have a positive impact going forward.

         The Company remains in excellent financial condition and is taking other proactive measures to counter further interest rate increases and the margin compression that could result for such increases. The investment portfolio was reduced, shedding lower yielding investments, and noninterest expenses are being carefully managed.

         Local's asset quality remained high, with nonperforming loans representing just 0.27% of total loans, a level well below that of its peers. The Company's efficiency ratio of 56.6% also compares favorably with its peers. Transaction accounts continued as a high priority, increasing at an annual rate of 19.6% during the quarter.

         Edward A. Townsend, Chairman and CEO, said, "We are very pleased to announce positive results for the first quarter. Much of the credit for this growth goes to our constantly expanding, enthusiastic team of banking professionals. We are confident that Local Financial Corporation is in an excellent position to consistently and prudently grow its statewide banking franchise and to increase shareholder value during the remainder of 2000."

         Local Oklahoma is the third largest commercial bank headquartered in the state with assets of $2.3 billion and deposits in excess of $1.85 billion. Local Oklahoma operates 51 branches across the state with significant presence in Oklahoma City, Tulsa and Lawton. Its parent company, Local Financial Corporation, trades on the NASDAQ national market under the symbol "LFIN".

                   LOCAL FINANCIAL CORPORATION AND SUBSIDIARY
                         SUMMARY STATEMENT OF OPERATIONS


                                                                                  For Three Months Ended
                                                                                        March 31,
                                                                    ----------------------------------------------------
                                                                       2000               1999            Percent Change
                                                                    ----------         ----------         --------------
                                                                                 (Dollars in Thousands)
Interest Income                                                     $   45,800         $   39,200               16.8
Interest Expense                                                        26,762             22,171               20.7
                                                                    ----------         ----------

     NET INTEREST INCOME                                                19,038             17,029               11.8

Provision for Loan Losses                                                 (500)              (500)                --

Other Operating Income                                                   4,265              4,381               (2.6)
Other Operating Expense                                                 13,442             12,841                4.7
                                                                    ----------         ----------

     INCOME BEFORE TAXES AND
       EXTRAORDINARY ITEM                                                9,361              8,069               16.0

Tax Provision                                                            3,381              2,930               15.4
                                                                    ----------         ----------

     INCOME BEFORE EXTRAORDINARY ITEM                                    5,980              5,139               16.4

Extraordinary Item--Purchase and Retirement of
     Senior Notes, net of tax                                             (871)                --                 --
                                                                    ----------         ----------

           NET INCOME                                               $    5,109         $    5,139               (0.6)
                                                                    ==========         ==========         ==========

Basic Earnings per Share Before Extraordinary Item                  $     0.29         $     0.25               16.0%
Diluted Earnings per Share Before Extraordinary Item                $     0.29         $     0.25               16.0%

Net Income Basic Earnings per Share                                 $     0.25         $     0.25               16.0%
Net Income Diluted Earnings per Share                               $     0.25         $     0.25               16.0%

                   LOCAL FINANCIAL CORPORATION AND SUBSIDIARY
                      CONSOLIDATED STATEMENTS OF OPERATIONS
                             (Dollars in thousands)
                                   (unaudited)




                                                                                         Three Months Ended March 31,
                                                                              ------------------------------------------------
                                                                                 2000               1999             % Change
                                                                              ----------         ----------         ----------
INTEREST AND DIVIDEND INCOME:
  Loans                                                                       $   36,239         $   29,748               21.8
  Securities available for sale                                                    8,848              8,492                4.2
  Federal Home Loan Bank of Topeka stock and Federal Reserve                         423                665              (36.4)
    Bank stock
  Other investments                                                                  290                295               (1.7)
                                                                              ----------         ----------         ----------
Total interest and dividend income                                                45,800             39,200               16.8
                                                                              ----------         ----------         ----------

INTEREST EXPENSE:
  Deposit accounts                                                                20,400             17,184               18.7
  Advances from the Federal Home Loan Bank of Topeka                               4,109              2,624               56.6
  Notes payable                                                                    2,253              2,363               (4.7)
                                                                              ----------         ----------         ----------
Total interest expense                                                            26,762             22,171               20.7
                                                                              ----------         ----------         ----------

Net interest and dividend income                                                  19,038             17,029               11.8
  Provision for loan losses                                                         (500)              (500)                --
                                                                              ----------         ----------         ----------
Net interest and dividend income after provision for loan losses                  18,538             16,529               12.2
                                                                              ----------         ----------         ----------

NONINTEREST INCOME:
  Deposit related income                                                           3,209              3,124                2.7
  Loan fees and loan service charges                                                 458                673              (31.9)
  Net gains on sale of assets                                                        164                327              (49.8)
  Other                                                                              434                257               68.9
                                                                              ----------         ----------         ----------
Total noninterest income                                                           4,265              4,381               (2.6)
                                                                              ----------         ----------         ----------

NONINTEREST EXPENSE:
  Compensation and employee benefits                                               7,758              6,847               13.3
  Deposit insurance premiums                                                          92                238              (61.3)
  Equipment and data processing                                                    1,478              1,243               18.9
  Occupancy                                                                          884                826                7.0
  Advertising                                                                        156                344              (54.7)
  Professional fees                                                                  351                501              (29.9)
  Other                                                                            2,723              2,842               (4.2)
                                                                              ----------         ----------         ----------
Total noninterest expense                                                         13,442             12,841                4.7
                                                                              ----------         ----------         ----------

Income before income taxes and extraordinary item                                  9,361              8,069               16.0

  Provision for income taxes                                                       3,381              2,930               15.4

                                                                              ----------         ----------         ----------
Income before extraordinary item                                                   5,980              5,139               16.4
                                                                              ----------         ----------         ----------

Extraordinary item - purchase and retirement of 11% Senior
  Notes, net of tax                                                                 (871)                --                 --

                                                                              ----------         ----------         ----------
Net income                                                                    $    5,109         $    5,139               (0.6)
                                                                              ==========         ==========         ==========

                   LOCAL FINANCIAL CORPORATION AND SUBSIDIARY
                 CONSOLIDATED STATEMENTS OF FINANCIAL CONDITION
                             (Dollars in thousands)
                                   (unaudited)



                                                                                     March 31,         December 31,
                                                                                       2000               1999              % Change
                                                                                   -----------         ------------         --------
     ASSETS
Cash and due from banks                                                            $    41,208         $    48,122            (14.4)
Interest bearing deposits with other banks                                              80,900               7,700            950.6
Securities available for sale                                                          378,238             529,230            (28.5)
Loans receivable, net of allowance for loan losses of $28,727
   at March 31, 2000 and $28,297 at December 31, 1999                                1,709,885           1,685,550              1.4
Federal Home Loan Bank of Topeka stock and Federal
    Reserve Bank stock, at cost                                                         24,820              24,820               --
Premises and equipment, net                                                             36,954              31,805             16.2
Assets acquired through foreclosure and repossession, net                                  564                 723            (22.0)
Intangible assets, net                                                                  17,892              18,227             (1.8)
Deferred tax asset                                                                      14,113              14,217             (0.7)
Other assets                                                                            20,143              21,213             (5.0)
                                                                                   -----------         -----------         --------
           Total assets                                                            $ 2,324,717         $ 2,381,607             (2.4)
                                                                                   ===========         ===========         ========

     LIABILITIES AND STOCKHOLDERS' EQUITY
Liabilities:
  Deposits:
     Demand                                                                        $   483,965         $   458,824              5.5
     Savings                                                                            74,487              73,546              1.3
     Time                                                                            1,300,319           1,315,970             (1.2)
                                                                                   -----------         -----------         --------
           Total deposits                                                            1,858,771           1,848,340              0.6

Advances from the Federal Home Loan Bank of Topeka                                     235,030             302,035            (22.2)
Senior notes                                                                            43,160              75,250            (42.6)
Other liabilities                                                                       56,526              27,688            104.2

                                                                                   -----------         -----------         --------
           Total liabilities                                                         2,193,487           2,253,313             (2.7)
                                                                                   -----------         -----------         --------

Commitments and contingencies

Stockholders' Equity:
   Common stock, $0.01 par value, 25,000,000 shares authorized; 20,537,269 shares issued and 20,537,269 shares outstanding at
      March 31, 2000 and December 31, 1999                                                 205                 205               --
   Preferred stock, $0.01 par value, 5,000,000 shares authorized;
      none outstanding                                                                      --                  --               --
   Additional paid-in capital                                                          206,758             206,758               --
   Retained earnings                                                                    77,298              72,189              7.1
   Treasury stock, 60 shares, at cost                                                 (151,274)           (151,274)              --
   Accumulated other comprehensive income                                               (1,757)                416           (522.4)

                                                                                   -----------         -----------         --------
           Total stockholders' equity                                                  131,230             128,294              2.3
                                                                                   -----------         -----------         --------
           Total liabilities and stockholders' equity                              $ 2,324,717         $ 2,381,607             (2.4)
                                                                                   ===========         ===========         ========

                   LOCAL FINANCIAL CORPORATION AND SUBSIDIARY
                              FINANCIAL HIGHLIGHTS
                    (Dollars in thousands, except share data)
                                   (unaudited)




                                                                               Three Months Ended March 31,
                                                                    ------------------------------------------------
                                                                       2000               1999             % Change
                                                                    ----------         ----------         ----------
SELECTED FINANCIAL RATIOS

Yield on earning assets                                                   8.06%              7.76%               3.9
Cost of funds                                                             5.18               4.92                5.3
Interest rate spread                                                      2.88               2.84                1.4
Net interest margin                                                       3.35               3.37               (0.6)
Return on average assets before extraordinary item                        1.02               0.99                3.0
Return on average equity before extraordinary item                       18.69              17.23                8.5
Stockholders' equity to total assets                                      5.64               5.90               (4.4)




PER SHARE DATA

Basic earnings per share before extraordinary item                  $     0.29         $     0.25               16.0
Diluted earnings per share before extraordinary item                $     0.29         $     0.25               16.0
Book value per share                                                $     6.39         $     6.04                5.8
Average shares outstanding (in thousands)                               20,537             20,537                 --




                                                                     March 31,         December 31,
                                                                       2000                1999              % Change
                                                                    ----------         ------------         ----------
FINANCIAL CONDITION DATA

Total assets                                                        $2,324,717         $2,381,607               (2.4)%
Loans receivable, net                                                1,709,885          1,685,550                1.4
Securities available for sale                                          378,238            529,230              (28.5)
Deposits                                                             1,858,771          1,848,340                0.6
Advances from the Federal Home Loan Bank of Topeka                     235,030            302,035              (22.2)
Senior notes                                                            43,160             75,250              (42.6)
Stockholders' equity                                                   131,230            128,294                2.3
Allowance for loan losses                                               28,727             28,297                1.5

                   LOCAL FINANCIAL CORPORATION AND SUBSIDIARY
                              NON-PERFORMING ASSETS
                             (Dollars in Thousands)
                                   (unaudited)



                                                                          March 31,        December 31,
                                                                            2000               1999            Net Change
                                                                         ----------        ------------        ----------
Non-accruing loans:
   Single-family residential                                             $    2,116              2,043                 73
   Commercial                                                                   416              3,086             (2,670)
   Construction                                                                  93                 --                 93
   Consumer                                                                     460                601               (141)
                                                                         ----------         ----------         ----------
      Total                                                              $    3,085              5,730             (2,645)

Accruing loans 90 days or more delinquent:
   Single-family residential                                             $       40                 10                 30
   Commercial                                                                 1,064                749                315
   Construction                                                                  --                 --                 --
   Consumer                                                                     485                324                161
                                                                         ----------         ----------         ----------
      Total                                                              $    1,589              1,083                506

Foreclosed Assets:
   Single-family residential                                             $      117                122                 (5)
   Commercial                                                                   246                435               (189)
   Construction                                                                  --                 --                 --
   Consumer                                                                     201                166                 35
                                                                         ----------         ----------         ----------
      Total foreclosures                                                 $      564                723               (159)

                                                                         ----------         ----------         ----------

Total non-performing assets                                              $    5,238              7,536             (2,298)
                                                                         ==========         ==========         ==========


Total non-performing assets as a percentage of total assets                    0.23%              0.32%
                                                                         ==========         ==========

Total non-performing loans as a percentage of total allowance                 16.27%             24.08%
                                                                         ==========         ==========

Total non-performing assets as a percentage of total loans                     0.30%              0.44%
                                                                         ==========         ==========

Total non-performing loans as a percentage of total loans                      0.27%              0.40%
                                                                         ==========         ==========

Total non-performing assets as a percentage of total capital                   3.99%              5.87%
                                                                         ==========         ==========

                   LOCAL FINANCIAL CORPORATION AND SUBSIDIARY
                       ALLOWANCE FOR LOAN AND LEASE LOSSES
                             (Dollars in Thousands)
                                   (unaudited)



                                                                           Three Months Ended              Year Ended
                                                                               March 31,                  December 31,
                                                                    -----------------------------         ------------
                                                                       2000               1999               1999
                                                                    ----------         ----------         ----------

Beginning Balance                                                   $   28,297         $   27,901         $   27,901

Provision                                                                  500                500              2,000

Allowances Acquired                                                         --                 --                340

Charge-Offs
     Commercial                                                           (265)              (157)            (2,397)
     Consumer                                                             (255)              (147)            (1,142)
     Residential                                                           (64)                --               (314)
                                                                    ----------         ----------         ----------
          Total Charge-Offs                                               (584)              (304)            (3,853)
                                                                    ----------         ----------         ----------

Recoveries                                                                 514                213              1,909

                                                                    ----------         ----------         ----------
Net Losses                                                                 (70)               (91)            (1,944)
                                                                    ----------         ----------         ----------

                                                                    ----------         ----------         ----------
Ending Balance                                                      $   28,727         $   28,310             28,297
                                                                    ==========         ==========         ==========


Net Losses To Average Loans                                               0.00%              0.01%              0.12%
                                                                    ==========         ==========         ==========